As filed with the Securities and Exchange Commission on April 20, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 20, 2009
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
SIGNATURES

ITEM 8.01. OTHER EVENTS
     Bank of America Corporation, a Delaware corporation (“Bank of America”), is filing this Current Report on Form 8-K for the purpose of updating the description of its Common Stock and Preferred Stock (each, as defined below). That description has been filed previously with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (as amended), and updated and amended from time to time. To the extent the following description is inconsistent with prior filings, it modifies and supersedes those filings.
DESCRIPTION OF BANK OF AMERICA CAPITAL STOCK
     The statements in this description of Bank of America capital stock are brief summaries of, and are subject to the provisions of, Bank of America’s amended and restated certificate of incorporation and bylaws, preferred stock certificates of designation and the relevant provisions of the Delaware General Corporation Law.
Description of Common Stock
     Under Bank of America’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), Bank of America has 10 billion shares of common stock, $0.01 par value per share (the “Common Stock”), authorized for issuance. Approximately 6.40 billion shares of Common Stock were outstanding on March 31, 2009. The Common Stock trades on the New York Stock Exchange under the symbol “BAC.” The Common Stock also is listed on the London Stock Exchange, and certain shares of the Common Stock are listed on the Tokyo Stock Exchange. As of March 31, 2009, approximately 1.22 billion shares of Common Stock were reserved for issuance in connection with various Bank of America employee and director benefit plans, the conversion of Bank of America’s outstanding convertible securities and other purposes. After taking into account the reserved shares of Common Stock, Bank of America had approximately 2.38 billion authorized shares of Common Stock available for issuance as of March 31, 2009.
Voting and Other Rights
     Holders of Common Stock are entitled to one vote per share. Generally, a director is elected if the votes cast for the nominee’s election exceed the votes cast against the nominee’s election. However, the directors will be elected by a plurality of the votes cast at any stockholders’ meeting for which the secretary of Bank of America receives a notice that a stockholder has nominated a person for election as a director in compliance with Bank of America’s advance notice requirements for stockholder nominees and such nomination has not been timely withdrawn. There are no cumulative voting rights.
     In general, a majority of votes cast on a matter is sufficient to take action upon routine matters; however, (1) amendments to the Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding stock; and (2) a merger or dissolution of Bank of America or the sale of all or substantially all of Bank of

America’s assets must be approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding voting shares.
     In the event of Bank of America’s liquidation, holders of Common Stock will be entitled to receive pro rata any assets legally available for distribution to Bank of America stockholders, subject to any prior rights of any Preferred Stock then outstanding.
     The Common Stock does not have any preemptive rights, redemption privileges, sinking fund privileges, or conversion rights. All the outstanding shares of Common Stock are, and upon proper conversion of any convertible securities, all of the shares of Common Stock into which these securities are converted will be, validly issued, fully paid, and nonassessable.
     Computershare Trust Company, N.A. is the transfer agent and registrar for the Common Stock.
Dividends
     Subject to the preferential rights of any holders of any outstanding series of Preferred Stock, the holders of Common Stock are entitled to receive dividends or distributions, whether payable in cash or otherwise, as the Bank of America board of directors may declare out of funds legally available for these payments. Stock dividends, if any are declared, may be paid from authorized but unissued shares of Common Stock.
     Bank of America’s ability to pay dividends on its Common Stock is limited by the terms of the Series N Preferred Stock, Series Q Preferred Stock, and Series R Preferred Stock (each, as defined below) which were issued under the Troubled Asset Relief Program (“TARP”). Such restrictions are fully described under “Series N Preferred Stock,” “Series Q Preferred Stock,” and “Series R Preferred Stock” below.
     As a bank holding company, the ability of Bank of America to pay dividends will be affected by the ability of its banking subsidiaries to pay dividends. The ability of such banking subsidiaries, as well as of Bank of America, to pay dividends in the future currently is, and could be further, influenced by bank regulatory requirements and capital guidelines.
Description of Preferred Stock
     Bank of America has 100 million shares of preferred stock, par value $0.01 per share (“Preferred Stock”), authorized and may issue Preferred Stock in one or more series, each with such preferences, designations, limitations, conversion rights, and other rights as Bank of America may determine. As of the date hereof, Bank of America has designated:
     (1) 3 million shares of ESOP Convertible Preferred Stock, Series C (“ESOP Preferred Stock”), none of which are outstanding;
     (2) 35,045 shares of 7% Cumulative Redeemable Preferred Stock, Series B (“Series B Preferred Stock”), of which 7,642 shares were issued and outstanding at March 31, 2009;

     (3) 20 million shares of $2.50 Cumulative Convertible Preferred Stock, Series BB (“Series BB Preferred Stock”), none of which are outstanding;
     (4) 34,500 shares of 6.204% Non-Cumulative Preferred Stock, Series D (“Series D Preferred Stock), of which 33,000 shares were issued and outstanding at March 31, 2009;
     (5) 85,100 shares of Floating Rate Non-Cumulative Preferred Stock, Series E (“Series E Preferred Stock”), of which 81,000 shares were issued and outstanding at March 31, 2009;
     (6) 7,001 shares of Floating Rate Non-Cumulative Preferred Stock, Series F (“Series F Preferred Stock”), none of which were issued and outstanding at March 31, 2009;
     (7) 8,501 shares of Adjustable Rate Non-Cumulative Preferred Stock, Series G (“Series G Preferred Stock”), none of which were issued and outstanding at March 31, 2009;
     (8) 124,200 shares of 8.20% Non-Cumulative Preferred Stock, Series H (“Series H Preferred Stock”), of which 117,000 shares were issued and outstanding at March 31, 2009;
     (9) 25,300 shares of 6.625% Non-Cumulative Preferred Stock, Series I (“Series I Preferred Stock”), of which 22,000 shares were issued and outstanding at March 31, 2009;
     (10) 41,400 shares of 7.25% Non-Cumulative Preferred Stock, Series J (“Series J Preferred Stock”), of which 41,400 shares were issued and outstanding at March 31, 2009;
     (11) 240,000 shares of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K (“Series K Preferred Stock”), of which 240,000 shares were issued and outstanding at March 31, 2009;
     (12) 6,900,000 shares of 7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L (“Series L Preferred Stock”), of which 6,900,000 shares were issued and outstanding at March 31, 2009;
     (13) 160,000 shares of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series M (“Series M Preferred Stock”), of which 160,000 shares were issued and outstanding at March 31, 2009;
     (14) 600,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series N (“Series N Preferred Stock”), of which 600,000 shares were issued and outstanding at March 31, 2009;

     (15) 400,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series Q (“Series Q Preferred Stock”), of which 400,000 shares were issued and outstanding at March 31, 2009;
     (16) 800,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series R (“Series R Preferred Stock”), of which 800,000 shares were issued and outstanding at March 31, 2009;
     (17) 21,000 shares of Floating Rate Non-Cumulative Preferred Stock, Series 1 (“Series 1 Preferred Stock”), of which 21,000 shares were issued and outstanding at March 31, 2009;
     (18) 37,000 shares of Floating Rate Non-Cumulative Preferred Stock, Series 2 (“Series 2 Preferred Stock”), of which 37,000 shares were issued and outstanding at March 31, 2009;
     (19) 27,000 shares of 6.375% Non-Cumulative Preferred Stock, Series 3 (“Series 3 Preferred Stock”), of which 27,000 shares were issued and outstanding at March 31, 2009;
     (20) 20,000 shares of Floating Rate Non-Cumulative Preferred Stock, Series 4 (“Series 4 Preferred Stock”), of which 20,000 shares were issued and outstanding at March 31, 2009;
     (21) 50,000 shares of Floating Rate Non-Cumulative Preferred Stock, Series 5 (“Series 5 Preferred Stock”), of which 50,000 shares of which were issued and outstanding at March 31, 2009;
     (22) 65,000 shares of 6.70% Noncumulative Perpetual Preferred Stock, Series 6 (“Series 6 Preferred Stock”), of which 65,000 were issued and outstanding at March 31, 2009;
     (23) 50,000 shares of 6.25% Noncumulative Perpetual Preferred Stock, Series 7 (“Series 7 Preferred Stock”), of which 50,000 shares were issued and outstanding at March 31, 2009; and
     (24) 89,100 shares of 8.625% Noncumulative Perpetual Preferred Stock, Series 8 (“Series 8 Preferred Stock”), of which 89,100 shares were issued and outstanding at March 31, 2009.
     All shares of ESOP Preferred Stock and Series BB Preferred Stock previously have been redeemed or converted by their terms, and no further shares of either series may be issued without further action by the Bank of America board of directors.
     The remaining series of Preferred Stock will have the general dividend, voting, and liquidation preference rights stated below unless otherwise fixed by the Bank of America board of directors, subject to the terms of the Certificate of Incorporation.

Series B Preferred Stock
     Preferential Rights. The Series B Preferred Stock ranks senior to the Common Stock and ranks equally with the Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on liquidation. Shares of the Series B Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Bank of America may issue stock with preferences senior or equal to the Series B Preferred Stock without the consent of holders of Series B Preferred Stock.
     Dividends. Holders of shares of Series B Preferred Stock are entitled to receive, when and as declared by the Bank of America board of directors, cumulative cash dividends at an annual dividend rate per share of 7.00% of the stated value per share of Series B Preferred Stock. The stated value per share of the Series B Preferred Stock is $100. Dividends are payable quarterly. Bank of America cannot declare or pay cash dividends on any shares of Common Stock unless full cumulative dividends on the Series B Preferred Stock have been paid or declared and funds sufficient for the payment have been set apart.
     Voting Rights. Each share of Series B Preferred Stock has equal voting rights, share for share, with each share of Common Stock.
     Distributions. In the event of Bank of America’s voluntary or involuntary dissolution, liquidation, or winding up, the holders of Series B Preferred Stock are entitled to receive, after payment of the full liquidation preference on shares of any class of Preferred Stock ranking senior to Series B Preferred Stock, but before any distribution on shares of Common Stock, liquidating dividends of $100 per share plus accumulated dividends.
     Redemption. Shares of Series B Preferred Stock are redeemable, in whole or in part, at the option of the holders, at the redemption price of $100 per share plus accumulated dividends, provided that (1) full cumulative dividends have been paid, or declared, and funds sufficient for payment set apart, upon any class or series of Preferred Stock ranking senior to the Series B Preferred Stock; and (2) Bank of America is not then in default or in arrears on any sinking fund or analogous fund or call for tenders obligation or agreement for the purchase of any class or series of Preferred Stock ranking senior to Series B Preferred Stock.
Series D Preferred Stock
     Preferential Rights. The Series D Preferred Stock ranks senior to the Common Stock and ranks equally with the Series B Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5

Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions upon Bank of America’s liquidation, dissolution, or winding up. Shares of the Series D Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series D Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series D Preferred Stock without the consent of the holders of the Series D Preferred Stock.
     Dividends. Holders of the Series D Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual dividend rate per share of 6.204% on the liquidation preference of $25,000 per share. Dividends on the Series D Preferred Stock are non-cumulative and are payable quarterly in arrears. As long as shares of Series D Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series D Preferred unless full dividends on all outstanding shares of Series D Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series D Preferred Stock for any period unless full dividends on all outstanding shares of Series D Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series D Preferred Stock and on any capital stock ranking equally with the Series D Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series D Preferred Stock and the holders of any capital stock ranking equally with the Series D Preferred Stock.
     Voting Rights. Holders of Series D Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series D Preferred Stock. If any quarterly dividend payable on the Series D Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series D Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series D Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series D Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series D Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series D Preferred Stock are entitled to receive, out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of its capital stock ranking junior to the Series D Preferred Stock as to distributions, a liquidating distribution in the amount of the liquidation preference of $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series D Preferred Stock are not subject to a sinking fund.

     Redemption. Bank of America may redeem the Series D Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series D Preferred Stock on or after September 14, 2011, at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends.
Series E Preferred Stock
     Preferential Rights. The Series E Preferred Stock ranks senior to the Common Stock and ranks equally with the Series B Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series E Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series E Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series E Preferred Stock without the consent of the holders of the Series E Preferred Stock.
     Dividends. Holders of the Series E Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, on the liquidation preference of $25,000 per share at an annual rate per share equal to the greater of (a) three-month LIBOR plus a spread of 0.35% and (b) 4.00%. Dividends on the Series E Preferred Stock are non-cumulative and are payable quarterly in arrears As long as shares of Series E Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series E Preferred Stock unless full dividends on all outstanding shares of Series E Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay dividends on any shares of capital stock ranking equally with the Series E Preferred Stock unless full dividends on all outstanding shares of Series E Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series E Preferred Stock and on any capital stock ranking equally with the Series E Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series E Preferred Stock and the holders of any capital stock ranking equally with the Series E Preferred Stock.
     Voting Rights. Holders of Series E Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series E Preferred Stock. If any quarterly dividend payable on the Series E Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series E Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series E Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series E Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series E Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series E Preferred Stock are entitled to receive, out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of its capital stock ranking junior to the Series E Preferred Stock as to distributions, a liquidating distribution of $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series E Preferred Stock are not subject to a sinking fund.
     Redemption. Bank of America may redeem the Series E Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series E Preferred Stock on or after November 15, 2011, at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends.
Series F Preferred Stock
     Preferential Rights. The Series F Preferred Stock ranks senior to the Common Stock and ranks equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions upon Bank of America’s liquidation, dissolution, or winding up. Shares of the Series F Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series F Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series F Preferred Stock without the consent of the holders of the Series F Preferred Stock.
     Dividends. Holders of the Series F Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, out of funds legally available for payment, on the liquidation preference of $100,000 per share of Series F Preferred Stock. Dividends on each share of Series F Preferred Stock will accrue on the liquidation preference of $100,000 per share (1) if the Series F Preferred Stock is issued before March 15, 2012, for each dividend period from the date of issuance to, but excluding, March 15, 2012, at a rate per year equal to three-month LIBOR plus a spread of 0.40%, and (2) if issued on or after March 15, 2012, at a rate per year equal to the greater of (a) three-month LIBOR plus a spread of 0.40%, and (b) 4.00%. Dividends on the Series F Preferred

Stock are non-cumulative and payable quarterly in arrears. As long as shares of Series F Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series F Preferred Stock unless full dividends on all outstanding shares of Series F Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay dividends on any shares of its capital stock ranking equally with the Series F Preferred Stock unless full dividends on all outstanding shares of Series F Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series F Preferred Stock and on any capital stock ranking equally with the Series F Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series F Preferred Stock and the holders of any capital stock ranking equally with the Series F Preferred Stock.
     Voting Rights. Holders of Series F Preferred Stock do not have voting rights, except as specifically required by Delaware law.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series F Preferred Stock are entitled to receive, out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of its capital stock ranking junior to the Series F Preferred Stock as to distributions, a liquidating distribution in the amount of the liquidation preference of $100,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series F Preferred Stock are not subject to a sinking fund.
     Redemption. Bank of America may redeem the Series F Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series F Preferred Stock on or after the later of March 15, 2012 and the date of original issuance of the Series F Preferred Stock at the redemption price equal to $100,000 per share, plus dividends that have been declared but not paid plus any accrued and unpaid dividends for the then-current dividend period to the redemption date.
Series G Preferred Stock
     Preferential Rights. The Series G Preferred Stock ranks senior to the Common Stock and ranks equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions upon Bank of America’s liquidation, dissolution, or winding up. Shares of the Series G Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series G

Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series G Preferred Stock without the consent of the holders of the Series G Preferred Stock.
     Dividends. Holders of the Series G Preferred Stock are entitled to receive cash dividends when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, out of funds legally available for payment, on the liquidation preference of $100,000 per share of Series G Preferred Stock, payable as follows: (i) if the Series G Preferred Stock is issued before March 15, 2012, semi-annually in arrears through March 15, 2012, and (ii) from, and including, the later of March 15, 2012, and the date the Series G Preferred Stock is issued, quarterly in arrears. Dividends on each share of Series G Preferred Stock will accrue on the liquidation preference of $100,000 per share (1) if the Series G Preferred Stock is issued before March 15, 2012, for each dividend period from the date of issuance to, but excluding, March 15, 2012, at a rate per year equal to 5.63% and (2) if issued on or after March 15, 2012, at a rate per year equal to the greater of (a) Three-Month LIBOR plus a spread of 0.40% and (b) 4.00%. Dividends on the Series G Preferred Stock are non-cumulative. As long as shares of Series G Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series G Preferred Stock unless full dividends on all outstanding shares of Series G Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay cash dividends on any shares of its capital stock ranking equally with the Series G Preferred Stock unless full dividends on all outstanding shares of Series G Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series G Preferred Stock and on any capital stock ranking equally with the Series G Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series G Preferred Stock and the holders of any capital stock ranking equally with the Series G Preferred Stock.
     Voting Rights. Holders of Series G Preferred Stock do not have voting rights, except as specifically required by Delaware law.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series G Preferred Stock are entitled to receive, out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of its capital stock ranking junior to the Series G Preferred Stock as to distributions, a liquidating distribution in the amount of the liquidation preference of $100,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series G Preferred Stock are not subject to a sinking fund.
     Redemption. Bank of America may redeem the Series G Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series G Preferred Stock on or after the later of March 15, 2012 and the date of original issuance of the Series G Preferred Stock at the redemption price equal to $100,000 per share, plus dividends that have been declared but not paid plus any accrued and unpaid dividends for the then-current dividend period to the redemption date.
Series H Preferred Stock
     Preferential Rights. The Series H Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series H Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series H Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series H Preferred Stock without the consent of the holders of the Series H Preferred Stock.
     Dividends. Holders of the Series H Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual dividend rate per share of 8.20% on the liquidation preference of $25,000 per share. Dividends on the Series H Preferred Stock are non-cumulative and are payable quarterly in arrears. As long as shares of Series H Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series H Preferred Stock unless full dividends on all outstanding shares of Series H Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series H Preferred Stock for any period unless full dividends on all outstanding shares of Series H Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series H Preferred Stock and on any capital stock ranking equally with the Series H Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series H Preferred Stock and the holders of any capital stock ranking equally with the Series H Preferred Stock.
     Voting Rights. Holders of Series H Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series H Preferred Stock. If any quarterly dividend payable on the Series H Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series H Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series H Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series H Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series H Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series H Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of our capital stock ranking junior to the Series H Preferred Stock as to distributions, a liquidating distribution in the amount of the liquidation preference of $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series H Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series H Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series H Preferred Stock on or after May 1, 2013, at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends.
Series I Preferred Stock
     Preferential Rights. The Series I Preferred Stock ranks senior to the Common Stock and ranks equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series I Preferred Stock are not convertible into or exchangeable for any shares of the Common Stock or any other class of Bank of America’s capital stock. Holders of the Series I Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series I Preferred Stock without the consent of the holders of the Series I Preferred Stock.
     Dividends. Holders of the Series I Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual dividend rate per share of 6.625% on the liquidation preference of $25,000 per share. Dividends on the Series I Preferred Stock are non-cumulative and are payable quarterly in arrears. As long as shares of Series I Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series I Preferred Stock unless full dividends on all outstanding shares of Series I Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series I Preferred Stock for any period unless full dividends on all outstanding shares of Series I Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series I Preferred

Stock and on any capital stock ranking equally with the Series I Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series I Preferred Stock and the holders of any capital stock ranking equally with the Series I Preferred Stock.
     Voting Rights. Holders of Series I Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series I Preferred Stock. If any quarterly dividend payable on the Series I Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series I Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred stock ranking equally with the Series I Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series I Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series I Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series I Preferred Stock are entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of its capital stock ranking junior to the Series I Preferred Stock as to distributions, a liquidating distribution in the amount of the liquidation preference of $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series I Preferred Stock are not subject to a sinking fund.
     Redemption. Bank of America may redeem the Series I Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series I Preferred Stock on or after October 1, 2017, at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends.
Series J Preferred Stock
     Preferential Rights. The Series J Preferred Stock ranks senior to the Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series J Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series J Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series J Preferred Stock without the consent of the holders of the Series J Preferred Stock.

     Dividends. Holders of the Series J Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual dividend rate per share of 7.25% on the liquidation preference of $25,000 per share. Dividends on the Series J Preferred Stock are non-cumulative and are payable quarterly in arrears. As long as shares of Series J Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series J Preferred Stock unless full dividends on all outstanding shares of Series J Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series J Preferred Stock for any period unless full dividends on all outstanding shares of Series J Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series J Preferred Stock and on any capital stock ranking equally with the Series J Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series J Preferred Stock and the holders of any capital stock ranking equally with the Series J Preferred Stock.
     Voting Rights. Holders of Series J Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series J Preferred Stock. If any quarterly dividend payable on the Series J Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series J Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series J Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series J Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series J Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series J Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of our capital stock ranking junior to the Series J Preferred Stock as to distributions, a liquidating distribution in the amount of the liquidation preference of $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series J Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series J Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series J Preferred Stock on or after November 1, 2012, at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends.
Series K Preferred Stock

     Preferential Rights. The Series K Preferred Stock ranks senior to the Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock and as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series K Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America’s capital stock. Holders of the Series K Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series K Preferred Stock without the consent of the holders of the Series K Preferred Stock.
     Dividends. Holders of the Series K Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, for each semi-annual dividend period from the issue date through January 30, 2018, at an annual rate of 8.00% on the liquidation preference of $25,000 per share, payable semi-annually in arrears, and, for each quarterly dividend period from January 30, 2018 through the redemption date of the Series K Preferred Stock, at an annual floating rate equal to three-month LIBOR plus a spread of 3.63% on the liquidation preference of $25,000 per share, payable quarterly in arrears. Dividends on the Series K Preferred Stock are non-cumulative. As long as shares of Series K Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series K Preferred Stock unless full dividends on all outstanding shares of Series K Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series K Preferred Stock for any period unless full dividends on all outstanding shares of Series K Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series K Preferred Stock and on any capital stock ranking equally with the Series K Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series K Preferred Stock and the holders of any capital stock ranking equally with the Series K Preferred Stock.
     Voting Rights. Holders of Series K Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series K Preferred Stock. If any dividend payable on the Series K Preferred Stock is in arrears for three or more semi-annual dividend periods or six or more quarterly dividend periods, as applicable, whether or not for consecutive dividend periods, the holders of the Series K Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series K Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series K Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series K Preferred Stock for at least two semi-annual or four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series K Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series K Preferred Stock as to distributions, a liquidating distribution in the amount of the liquidation preference of $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series K Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series K Preferred Stock, in whole or in part, at our option, on any dividend payment date for the Series K Preferred Stock on or after January 30, 2018, at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends.
Series L Preferred Stock
     Preferential Rights. The Series L Preferred Stock ranks senior to the Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Holders of the Series L Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series L Preferred Stock without the consent of the holders of the Series L Preferred Stock.
     Dividends. Holders of the Series L Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual dividend rate per share of 7.25% on the liquidation preference of $1,000 per share. Dividends on the Series L Preferred Stock are non-cumulative and are payable quarterly in arrears. As long as shares of Series L Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series L Preferred Stock unless full dividends on all outstanding shares of Series L Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series L Preferred Stock for any period unless full dividends on all outstanding shares of Series L Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series L Preferred Stock and on any capital stock ranking equally with the Series L Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series L Preferred Stock and the holders of any capital stock ranking equally with the Series L Preferred Stock.
     Conversion Right. Each share of the Series L Preferred Stock may be converted at any time, at the option of the holder, into 20 shares of Common Stock (which reflects an initial conversion price of $50.00 per share of Common Stock) plus cash in lieu of fractional shares, subject to anti-dilution adjustments.
     Conversion at Our Option. On or after January 30, 2013, Bank of America may, at its option, at any time or from time to time, cause some or all of the Series L Preferred Stock to be converted into shares of Common Stock at the then-applicable conversion rate if, for 20 trading days during any period of 30 consecutive trading days, the closing price of Common Stock exceeds 130% of the then-applicable conversion price of the Series L Preferred Stock.
     Conversion Upon Certain Acquisitions. If, prior to the conversion date, a make-whole acquisition occurs, Bank of America will, under certain circumstances, increase the conversion rate in respect of any conversions of the Series L Preferred Stock that occur during the period beginning on the effective date of the make-whole acquisition and ending on the date that is 30 days after the effective date by a number of additional shares of common stock. The amount of the make-whole adjustment, if any, will be based upon the price per share of the Common Stock and the effective date of the make-whole acquisition. Subject to certain exceptions, a “make-whole acquisition” occurs in the event of (1) the acquisition by a person or group of more than 50% of the voting power of the Common Stock, or (2) Bank of America’s consolidation or merger where Bank of America is not the surviving entity.
     Conversion Upon Fundamental Change. In lieu of receiving the make-whole shares described above, if the reference price (as described below) in connection with a make-whole acquisition is less than the applicable conversion price (a “fundamental change”), a holder may elect to convert each share of its Series L Preferred Stock during the period beginning on the effective date of the fundamental change and ending on the date that is 30 days after the effective date of such fundamental change at an adjusted conversion price equal to the greater of (1) the “reference price,” which is the price per share of Common Stock paid in the event of a fundamental change, and (2) $19.95, which is 50% of the closing price of Common Stock on January 24, 2008, the date of the initial offering of the Series L Preferred Stock, subject to adjustment (the “base price”). If the reference price is less than the base price, holders of the Series L Preferred Stock will receive a maximum of 50.1253 shares of Common Stock per share of Series L Preferred Stock, subject to adjustment, which may result in a holder receiving value that is less than the liquidation preference of the Series L Preferred Stock.
     Anti-Dilution Adjustments. The conversion rate for the Series L Preferred Stock may be adjusted in the event of, among other things, (1) stock dividend distributions, (2) subdivisions, splits, and combinations of Common Stock, (3) issuance of stock purchase rights, (4) debt or asset distributions, (5) increases in cash dividends, and (6) tender or exchange offers for Common Stock.

     Voting Rights. Holders of Series L Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series L Preferred Stock. If any quarterly dividend payable on the Series L Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series L Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series L Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series L Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series L Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     Liquidation Rights. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series L Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of our capital stock ranking junior to the Series L Preferred Stock as to distributions, a liquidating distribution in the amount of the liquidation preference of $1,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series L Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America does not have any rights to redeem the Series L Preferred Stock.
Series M Preferred Stock
     Preferential Rights. The Series M Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series M Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series M Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences senior or equal to the Series M Preferred Stock without the consent of the holders of the Series M Preferred Stock.
     Dividends. Holders of the Series M Preferred Stock are entitled to receive cash dividends, when, as, and if declared by Bank of America’s board of directors or a duly authorized committee thereof, for each semi-annual dividend period from the issue date through May 15, 2018, at an annual rate of 8.125% on the liquidation preference of $25,000 per share, payable semi-annually in arrears, and, for each quarterly dividend period from May 15, 2018 through the redemption date of the Series M Preferred Stock, at an annual floating rate equal to three-month

LIBOR plus a spread of 3.64% on the liquidation preference of $25,000 per share, payable quarterly in arrears. Dividends on the Series M Preferred Stock are non-cumulative. As long as shares of Series M Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series M Preferred Stock unless full dividends on all outstanding shares of Series M Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series M Preferred Stock for any period unless full dividends on all outstanding shares of Series M Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series M Preferred Stock and on any capital stock ranking equally with the Series M Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series M Preferred Stock and the holders of any capital stock ranking equally with the Series M Preferred Stock.
     Voting Rights. Holders of Series M Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series M Preferred Stock. If any dividend payable on the Series M Preferred Stock is in arrears for three or more semi-annual dividend periods or six or more quarterly dividend periods, as applicable, whether or not for consecutive dividend periods, the holders of the Series M Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series M Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series M Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series M Preferred Stock for at least two semi-annual or four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series M Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of capital stock ranking junior to the Series M Preferred Stock as to distributions, a liquidating distribution in the amount of the liquidation preference of $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series M Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series M Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series M Preferred Stock on or after May 15, 2018, at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends.
Series N Preferred Stock

     Preferential Rights. The Series N Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series N Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series N Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series N Preferred Stock without the consent of the holders of the Series N Preferred Stock.
     Dividends. Holders of the Series N Preferred Stock are entitled to receive cumulative cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, (i) at a rate per year of 5% during the period from October 28, 2008, to, but excluding November 15, 2013 and (ii) at a rate per year of 9% from and after November 15, 2013 on the liquidation amount of $25,000 per share plus any accrued and unpaid dividends for any prior dividend period, if any. Dividends on the Series N Preferred Stock are cumulative and are payable quarterly in arrears. Prior to the earlier of October 28, 2011 and the date on which the Series N Preferred Stock has been redeemed in whole or the United States Department of the Treasury (the “Treasury”) has transferred all of the Series N Preferred Stock to third parties, Bank of America may not, without the consent of the Treasury declare or pay any dividend on the Common Stock other than regular quarterly cash dividends of not more than $0.32 per share. As long as shares of Series N Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series N Preferred Stock or any stock ranking equally with the Series N Preferred Stock unless all accrued and unpaid dividends for all past dividend periods, including the last completed dividend period, on all outstanding shares of the Series N Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of the Series N Preferred Stock on the applicable record date). When dividends are not paid in full on any dividend payment date upon the Series N Preferred Stock and any capital stock ranking equally with the Series N Preferred Stock, all dividends declared on the Series N Preferred Stock and all such capital stock ranking equally with the Series N Preferred Stock and payable on such dividend payment date shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Series N Preferred Stock and all capital stock ranking equally with the Series N Preferred Stock on such dividend payment date bear to each other.
     Voting Rights. Holders of Series N Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. If any quarterly dividend payable on the Series N Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series N Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the

Series N Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series N Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series N Preferred Stock following a dividend arrearage described above, these voting rights will terminate.
     As long as any shares of the Series N Preferred Stock are outstanding, the vote or consent of the holders of at least 66 2/3% of the shares of the Series N Preferred Stock at the time outstanding, voting as a separate class, shall be necessary for effecting or validating, (i) any amendment or alteration of the certificate of designations for the Series N Preferred Stock or the Certificate of Incorporation to authorize or create or increase the authorized amount of, or any issuance of any shares of, or any securities convertible into shares of, any class or series of Bank of America’s capital stock ranking senior to the Series N Preferred Stock; (ii) any amendment, alteration or repeal of any provision of the certificate of designations for the Series N Preferred Stock or the Certificate of Incorporation so as to adversely affect the rights, preferences, privileges or voting powers of the Series N Preferred Stock; or (iii) the consummation of a binding share exchange or reclassification involving the Series N Preferred Stock or a merger or consolidation of Bank of America with another corporation or entity, unless in each case, (x) the shares of Series N Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which Bank of America is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series N Preferred Stock prior to such consummation, taken as a whole.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series N Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series N Preferred Stock, a liquidating amount of $25,000 per share, plus any accrued and unpaid dividends, whether or not declared, to the date of payment.
     Redemption. On or after November 15, 2011, Bank of America, at its option, subject to the approval of the appropriate Federal banking agency, may redeem, in whole or in part, at any time, out of funds legally available therefore, the shares of Series N Preferred Stock at the time outstanding, upon notice, at a redemption price per share equal to $25,000 plus any accrued and unpaid dividends to, but excluding, the date fixed for redemption. Prior to November 15, 2011, Bank of America, at its option, subject to the approval of the appropriate Federal banking agency, may redeem, in whole or in part, any time, the Series N Preferred Stock at the time outstanding, upon notice, at a redemption price equal to the sum of (i) $25,000 per share and (ii) any accrued and unpaid dividends to, but excluding, the date fixed for redemption; provided that (x) Bank of America has received aggregate gross proceeds of not less than the minimum amount, currently equal to $6,250,000,000 (the “Minimum Amount”) (plus the Minimum Amount as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the Treasury (the “Successor Preferred Stock”) in connection with the TARP Capital Purchase Program), from one or more qualified equity offerings (including qualified equity offerings of such successor), and (y) the aggregate redemption price of the Series N Preferred Stock (and any Successor Preferred Stock) redeemed may not exceed the aggregate net cash proceeds received by Bank of America from such qualified equity offerings (including qualified equity offerings of such successor). Notwithstanding the preceding, pursuant to the American Recovery and Reinvestment Act of 2009, the Emergency Economic Stabilization Act of 2008 was amended to add a new Section 111(g), which would allow Bank of America to redeem the Series N Preferred Stock at any time, subject to the approval of the appropriate Federal banking agency, without raising additional cash proceeds from qualified equity offerings.
Series Q Preferred Stock
     Preferential Rights. The Series Q Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series Q Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series Q Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series Q Preferred Stock without the consent of the holders of the Series Q Preferred Stock.
     Dividends. Holders of the Series Q Preferred Stock are entitled to receive cumulative cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, (i) at a rate per year of 5%, during the period from January 9, 2009, to, but excluding, February 15, 2014 and (ii) at a rate per year of 9%, from and after February 15, 2014 on the liquidation amount of $25,000 per share plus any accrued and unpaid dividends for any prior dividend period, if any. Dividends on the Series Q Preferred Stock are cumulative and are payable quarterly in arrears. Prior to the earlier of January 9, 2012 and the date on which the Series Q Preferred Stock has been redeemed in whole or the Treasury has transferred all of the Series Q Preferred Stock to third parties, Bank of America may not, without the consent of the Treasury declare or pay any dividend on the Common Stock, other than regular quarterly dividends of not more than $0.32 per share. As long as shares of Series Q Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series Q Preferred Stock or any stock ranking equally with the Series Q Preferred Stock unless all accrued and unpaid dividends for all past dividend periods, including the last completed dividend period, on all outstanding shares of the Series Q Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of the Series Q Preferred Stock on the applicable record date). When dividends are not paid on any dividend payment date in full upon the Series Q Preferred Stock and any capital stock ranking equally with the Series Q Preferred Stock, all dividends declared on the Series Q Preferred Stock and all such capital stock ranking equally with the Series Q Preferred Stock and payable on such dividend payment date shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Series Q Preferred Stock and all capital stock ranking equally with the Series Q Preferred Stock on such dividend payment date bear to each other.
     Voting Rights. Holders of Series Q Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. If any quarterly dividend payable on the Series Q Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series Q Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series Q Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series Q Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series Q Preferred Stock following a dividend arrearage described above, these voting rights will terminate.
     As long as any shares of the Series Q Preferred Stock are outstanding, the vote or consent of the holders of at least 66 2/3% of the shares of the Series Q Preferred Stock at the time outstanding, voting as a separate class, shall be necessary for effecting or validating, (i) any amendment or alteration of the certificate of designations for the Series Q Preferred Stock or the Certificate of Incorporation to authorize or create or increase the authorized amount of, or any issuance of any shares of, or any securities convertible into shares of, any class or series of Bank of America’s capital stock ranking senior to the Series Q Preferred Stock; (ii) any amendment, alteration or repeal of any provision of the certificate of designations for the Series Q Preferred Stock or the Certificate of Incorporation so as to adversely affect the rights, preferences, privileges or voting powers of the Series Q Preferred Stock; or (iii) the consummation of a binding share exchange or reclassification involving the Series Q Preferred Stock or a merger or consolidation of Bank of America with another corporation or entity, unless in each case, (x) the shares of Series Q Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which Bank of America is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series Q Preferred Stock prior to such consummation, taken as a whole.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series Q Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series Q Preferred Stock, a liquidating amount of $25,000 per share, plus any accrued and unpaid dividends, whether or not declared, to the date of payment.
     Redemption. Bank of America may not redeem the Series Q Preferred Stock prior to the later of (i) February 15, 2012 and (ii) the date of which all outstanding shares of the Series Q Preferred Stock have been redeemed, repurchased, or otherwise acquired by Bank of America. On or after the later of (i) February 15, 2012 and (ii) the date of which all outstanding shares of the Series Q Preferred Stock have been redeemed, repurchased, or otherwise acquired by Bank of America, Bank of America, at its option, subject to the approval of the appropriate Federal banking agency, may redeem, in whole or in part, at any time, out of funds legally available, the shares of Series Q Preferred Stock at the time outstanding, upon notice, at a redemption price per share equal to $25,000 plus any accrued and unpaid dividends to, but excluding the date fixed for redemption. Prior to February 15, 2012, Bank of America, at its option, subject to the approval of the appropriate Federal banking agency and subject to the requirement that all outstanding shares of the Series Q Preferred Stock shall have been redeemed, repurchased or otherwise acquired by Bank of America, may redeem, in whole or in part, at any time, the shares of the Series Q Preferred Stock at the time outstanding, upon notice given, at a redemption price equal to $25,000 per shares plus any accrued and unpaid dividends, to but excluding, the date fixed for redemption; provided that (x) Bank of America has received aggregate gross proceeds of not less than the Minimum Amount (plus the Minimum Amount as defined in the relevant certificate of designations for the Successor Preferred Stock in connection with the TARP Capital Purchase Program) from one or more qualified equity offerings (including qualified equity offerings of such successor), and (y) the aggregate redemption price of the Series Q Preferred Stock (and any Successor Preferred Stock) redeemed may not exceed the aggregate net cash proceeds received by Bank of America from such qualified equity offerings (including qualified equity offerings of such successor). Notwithstanding the preceding, pursuant to the American Recovery and Reinvestment Act of 2009, the Emergency Economic Stabilization Act of 2008 was amended to add a new Section 111(g), which would allow Bank of America to redeem the Series Q Preferred Stock at any time, subject to the approval of the appropriate Federal banking agency, without raising additional cash proceeds from qualified equity offerings or without regard to waiting periods.
Series R Preferred Stock
     Preferential Rights. The Series R Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series 1 Preferred Stock Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series R Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series R Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series R Preferred Stock without the consent of the holders of the Series R Preferred Stock.

     Dividends. Holders of the Series R Preferred Stock are entitled to receive cumulative cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual dividend rate per share of 8.0% on the liquidation amount of $25,000 per share plus any accrued and unpaid dividends for any prior dividend period, if any. Dividends on the Series R Preferred Stock are cumulative and are payable quarterly in arrears. Prior to the earlier of January 16, 2012 and the date on which the Series R Preferred Stock has been redeemed in whole or the Treasury has transferred all of the Series R Preferred Stock to third parties, Bank of America may not, without the consent of the Treasury declare or pay any dividends on the Common Stock other than regular quarterly dividends of not more than $0.01 per share. As long as shares of Series R Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series R Preferred Stock or any stock ranking equally with the Series R Preferred Stock unless all accrued and unpaid dividends for all past dividend periods, including the last completed dividend period, on all outstanding shares of the Series R Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of the Series R Preferred Stock on the applicable record date). When dividends are not paid on any dividend payment date in full upon the Series R Preferred Stock and any capital stock ranking equally with the Series R Preferred Stock, all dividends declared on the Series R Preferred Stock and all such capital stock ranking equally with the Series R Preferred Stock and payable on such dividend payment date shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Series R Preferred Stock and all capital stock ranking equally with the Series R Preferred Stock on such dividend payment date bear to each other.
     Voting Rights. Holders of Series R Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. If any quarterly dividend payable on the Series R Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series R Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series R Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series R Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series R Preferred Stock following a dividend arrearage described above, these voting rights will terminate.
     As long as any shares of the Series R Preferred Stock are outstanding, the vote or consent of the holders of at least 66 2/3% of the shares of the Series R Preferred Stock at the time outstanding, voting as a separate class, shall be necessary for effecting or validating, (i) any amendment or alteration of the certificate of designations for the Series R Preferred Stock or the Certificate of Incorporation to authorize or create, or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into shares of, any class or series of Bank of America’s capital stock ranking senior to the Series R Preferred Stock in the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding-up; (ii) any amendment, alteration or repeal of any provision of the certificate of designations for the Series

R Preferred Stock or the Certificate of Incorporation so as to adversely affect the rights, preferences, privileges or voting powers of the Series R Preferred Stock; or (iii) the consummation of a binding share exchange or reclassification involving the Series R Preferred Stock or a merger or consolidation of Bank of America with another corporation or entity, unless in each case, (x) the shares of Series R Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which Bank of America is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (ii) such shares remaining outstanding or such preference securities, have such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers of the Series R Preferred Stock prior to such consummation, taken as a whole.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series R Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series R Preferred Stock, a liquidating amount of $25,000 per share, plus any accrued and unpaid dividends, whether or not declared, to the date of payment.
     Redemption. Bank of America may not redeem the Series R Preferred Stock prior to date of which all outstanding shares of the Series N Preferred Stock and Series Q Preferred Stock have been redeemed, repurchased or otherwise acquired by Bank of America. On or after the later of the date of which all outstanding shares of the Series N Preferred Stock and Series Q Preferred Stock have been redeemed, repurchased or otherwise acquired by Bank of America, Bank of America, at its option, subject to the approval of the appropriate Federal banking agency, may redeem, in whole or in part, at any time, the shares of Series R Preferred Stock at the time outstanding, upon notice, out of funds legally available at a redemption price equal to $25,000 per share plus any accrued and unpaid dividends, to but including, the date fixed for redemption, provided that Bank of America, the holders of a majority of the aggregate liquidation amount and the Treasury may in the future, discuss alternative consideration for effecting a redemption. Pursuant to the American Recovery and Reinvestment Act of 2009, the Emergency Economic Stabilization Act of 2008 was amended to add a new Section 111(g), which would allow Bank of America to redeem the Series R Preferred Stock at any time, subject to the approval of the appropriate Federal banking agency, without regard to waiting periods.
Series 1 Preferred Stock
     Preferential Rights. The Series 1 Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock, as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series 1 Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series 1 Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series 1 Preferred Stock without the consent of the holders of the Series 1 Preferred Stock.
     Dividends. Holders of the Series 1 Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, on the liquidation preference of $30,000 per share at an annual floating rate per share equal to the greater of (a) three-month LIBOR, plus a spread of 0.75% and (b) 3.00%. Dividends on the Series 1 Preferred Stock are non-cumulative and are payable quarterly, if declared. As long as shares of Series 1 Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series 1 Preferred Stock unless full dividends on all outstanding shares of Series 1 Preferred Stock have been declared, paid or set aside for payment for the immediately preceding dividend period. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series 1 Preferred Stock for any period unless for such dividend period full dividends on all outstanding shares of Series 1 Preferred Stock for the immediately preceding dividend period have been declared, paid or set aside for payment. When dividends are not paid in full upon the shares of the Series 1 Preferred Stock and any capital stock ranking equally with the Series 1 Preferred Stock, all dividends declared upon shares of the Series 1 Preferred Stock and all shares of capital stock ranking equally with the Series 1 Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series 1 Preferred Stock, and all such other stock of Bank of America shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series 1 Preferred Stock and all such other stock bear to each other.
     Voting Rights. Holders of Series 1 Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. Holders of Series 1 Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Common Stock as one class, and each share of Series 1 Preferred Stock shall be entitled to 150 votes. If any quarterly dividend payable on the Series 1 Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series 1 Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series 1 Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series 1 Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships; each share of Series 1 Preferred Stock shall be entitled to three votes for the election of such two new directors. When Bank of America has paid full dividends on the Series 1 Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     As long as the Series 1 Preferred Stock remains outstanding, the affirmative vote or consent of the holders of at least two-thirds of the shares of Series 1 Preferred Stock, outstanding at the time (voting as a class with all other series of preferred stock ranking equally with the Series 1

Preferred Stock), shall be necessary to permit, effect or validate (i) the authorization, creation, or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to the Series 1 Preferred Stock or (ii) the amendment, alteration, or repeal, whether by merger, consolidation, or otherwise, of any of the provisions of the Certificate of Incorporation or of the resolutions set forth in a certificate of designations for the Series 1 Preferred Stock, which would adversely affect any right, preference, or privilege or voting power of the Series 1 Preferred Stock, or of the holders thereof.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series 1 Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series 1 Preferred Stock, a liquidating distribution in the amount of the liquidation preference of $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series 1 Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series 1 Preferred Stock, in whole or in part, at its option, on or after November 28, 2009, at the redemption price equal to $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends.
Series 2 Preferred Stock
     Preferential Rights. The Series 2 Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock, as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series 2 Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series 2 Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series 2 Preferred Stock without the consent of the holders of the Series 2 Preferred Stock.
     Dividends. Holders of the Series 2 Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, on the liquidation preference of $30,000 per share at an annual floating rate per share equal to the greater of (a) three-month LIBOR, plus a spread of 0.65% and (b) 3.00%. Dividends on the Series 2 Preferred Stock are non-cumulative and are payable quarterly in arrears, if declared. As long as shares of Series 2 Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series 2 Preferred Stock unless full dividends on all outstanding shares of Series 2 Preferred Stock have been declared, paid or set aside for payment for the immediately preceding dividend period. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series 2 Preferred Stock for any period unless for such dividend period full dividends on all outstanding shares of Series 2 Preferred Stock for the immediately preceding dividend period have been declared, paid or set aside for payment. When dividends are not paid in full upon the shares of the Series 2 Preferred Stock and any capital stock ranking equally with the Series 2 Preferred Stock, all dividends declared upon shares of the Series 2 Preferred Stock and all shares of capital stock ranking equally with the Series 2 Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series 2 Preferred Stock, and all such other stock of Bank of America shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series 2 Preferred Stock and all such other stock bear to each other.
     Voting Rights. Holders of Series 2 Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. Holders of Series 2 Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Common Stock as one class, and each share of Series 2 Preferred Stock shall be entitled to 150 votes. If any quarterly dividend payable on the Series 2 Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series 2 Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series 2 Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series 2 Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships; each share of Series 2 Preferred Stock shall be entitled to three votes for the election of such two new directors. When Bank of America has paid full dividends on the Series 2 Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     As long as the Series 2 Preferred Stock remains outstanding, the affirmative vote or consent of the holders of at least two-thirds of the shares of Series 2 Preferred Stock, outstanding at the time (voting as a class with all other series of preferred stock ranking equally with the Series 2 Preferred Stock), shall be necessary to permit, effect, or validate (i) the authorization, creation, or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to the Series 2 Preferred Stock or (ii) the amendment, alteration, or repeal, whether by merger, consolidation, or otherwise, of any of the provisions of the Certificate of Incorporation or of the resolutions set forth in a certificate of designations for the Series 2 Preferred Stock, which would adversely affect any right, preference, or privilege or voting power of the Series 2 Preferred Stock, or of the holders thereof.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series 2 Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series 2 Preferred Stock, a liquidating distribution in the amount of the liquidation preference of $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series 2 Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series 2 Preferred Stock, in whole or in part, at its option, on or after November 28, 2009, at the redemption price equal to $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends.
Series 3 Preferred Stock
     Preferential Rights. The Series 3 Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock, as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series 3 Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series 3 Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series 3 Preferred Stock without the consent of the holders of the Series 3 Preferred Stock.
     Dividends. Holders of the Series 3 Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual dividend rate per share of 6.375% on the liquidation preference of $30,000 per share. Dividends on the Series 3 Preferred Stock are non-cumulative and are payable quarterly in arrears, if declared. As long as shares of Series 3 Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series 3 Preferred Stock unless full dividends on all outstanding shares of Series 3 Preferred Stock have been declared, paid or set aside for payment for the immediately preceding dividend period. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series 3 Preferred Stock for any period unless for such dividend period full dividends on all outstanding shares of Series 3 Preferred Stock for the immediately preceding dividend period have been declared, paid or set aside for payment. When dividends are not paid in full upon the shares of the Series 3 Preferred Stock and any capital stock ranking equally with the Series 3 Preferred Stock, all dividends declared upon shares of the Series 3 Preferred Stock and all shares of capital stock ranking equally with the Series 3 Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series 3 Preferred Stock, and all such other stock of Bank of America shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series 3 Preferred Stock and all such other stock bear to each other.
     Voting Rights. Holders of Series 3 Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. Holders of Series 3 Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Common Stock as one class, and each share of Series 3 Preferred Stock shall be entitled to 150 votes. If any quarterly dividend payable on the Series 3 Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series 3 Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series 3 Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series 3 Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships; each share of Series 3 Preferred Stock shall be entitled to three votes for the election of such two new directors. When Bank of America has paid full dividends on the Series 3 Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     As long as the Series 3 Preferred Stock remains outstanding, the affirmative vote or consent of the holders of at least two-thirds of the shares of Series 3 Preferred Stock, outstanding at the time (voting as a class with all other series of preferred stock ranking equally with the Series 3 Preferred Stock), shall be necessary to permit, effect, or validate (i) the authorization, creation, or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to the Series 3 Preferred Stock or (ii) the amendment, alteration, or repeal, whether by merger, consolidation, or otherwise, of any of the provisions of the Certificate of Incorporation or of the resolutions set forth in a certificate of designations for the Series 3 Preferred Stock, which would adversely affect any right, preference, or privilege or voting power of the Series 3 Preferred Stock, or of the holders thereof.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series 3 Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series 3 Preferred Stock, a liquidating distribution in the amount of the liquidation preference of $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series 3 Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series 3 Preferred Stock, in whole or in part, at its option, on or after November 28, 2010, at the redemption price equal to $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends.
Series 4 Preferred Stock
     Preferential Rights. The Series 4 Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock,

Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock, as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series 4 Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series 4 Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series 4 Preferred Stock without the consent of the holders of the Series 4 Preferred Stock.
     Dividends. Holders of the Series 4 Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, on the liquidation preference of $30,000 per share an annual floating rate per share equal to the greater of (a) three-month LIBOR, plus a spread of 0.75% and (b) 4.00%. Dividends on the Series 4 Preferred Stock are non-cumulative and are payable quarterly in arrears, if declared. As long as shares of Series 4 Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series 4 Preferred Stock unless full dividends on all outstanding shares of Series 4 Preferred Stock have been declared, paid or set aside for payment for the immediately preceding dividend period. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series 4 Preferred Stock for any period unless for such dividend period full dividends on all outstanding shares of Series 4 Preferred Stock for the immediately preceding dividend period have been declared, paid or set aside for payment. When dividends are not paid in full upon the shares of the Series 4 Preferred Stock and any capital stock ranking equally with the Series 4 Preferred Stock, all dividends declared upon shares of the Series 4 Preferred Stock and all shares of capital stock ranking equally with the Series 4 Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series 4 Preferred Stock, and all such other stock of Bank of America shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series 4 Preferred Stock and all such other stock bear to each other.
     Voting Rights. Holders of Series 4 Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. Holders of Series 4 Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Common Stock as one class, and each share of Series 4 Preferred Stock shall be entitled to 150 votes. If any quarterly dividend payable on the Series 4 Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series 4 Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series 4 Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series 4 Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships; each share of Series 4 Preferred Stock shall be entitled to three votes for the election of such two new directors. When Bank of America has paid full dividends on the Series 4 Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.

     As long as the Series 4 Preferred Stock remains outstanding, the affirmative vote or consent of the holders of at least two-thirds of the shares of Series 4 Preferred Stock, outstanding at the time (voting as a class with all other series of preferred stock ranking equally with the Series 4 Preferred Stock), shall be necessary to permit, effect, or validate (i) the authorization, creation, or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to the Series 4 Preferred Stock or (ii) the amendment, alteration, or repeal, whether by merger, consolidation, or otherwise, of any of the provisions of the Certificate of Incorporation or of the resolutions set forth in a certificate of designations for the Series 4 Preferred Stock, which would adversely affect any right, preference, or privilege or voting power of the Series 4 Preferred Stock, or of the holders thereof.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series 4 Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of our capital stock ranking junior to the Series 4 Preferred Stock, a liquidating distribution in the amount of the liquidation preference of $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series 4 Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series 4 Preferred Stock, in whole or in part, at its option, on or after November 28, 2010, at the redemption price equal to $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends.
Series 5 Preferred Stock
     Preferential Rights. The Series 5 Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 6 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock, as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series 5 Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series 5 Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series 5 Preferred Stock without the consent of the holders of the Series 5 Preferred Stock.
     Dividends. Holders of the Series 5 Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, on the liquidation preference of $30,000 per share at an annual floating rate per share equal to the greater of (a) three-month LIBOR, plus a spread of 0.50% and (b) 4.00%. Dividends on the Series 5 Preferred Stock are non-cumulative and are payable quarterly in arrears, if declared. As long as shares of Series 5 Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series 5 Preferred Stock unless full dividends on all outstanding shares of Series 5 Preferred Stock have been declared, paid or set aside for payment for the immediately preceding dividend period. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series 5 Preferred Stock for any period unless for such dividend period full dividends on all outstanding shares of Series 5 Preferred Stock for the immediately preceding dividend period have been declared, paid or set aside for payment. When dividends are not paid in full upon the shares of the Series 5 Preferred Stock and any capital stock ranking equally with the Series 5 Preferred Stock, all dividends declared upon shares of the Series 5 Preferred Stock and all shares of capital stock ranking equally with the Series 5 Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series 5 Preferred Stock, and all such other stock of Bank of America shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series 5 Preferred Stock and all such other stock bear to each other.
     Voting Rights. Holders of Series 5 Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. Holders of Series 5 Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Common Stock as one class, and each share of Series 5 Preferred Stock shall be entitled to 150 votes. If any quarterly dividend payable on the Series 5 Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series 5 Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series 5 Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series 5 Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships; each share of Series 5 Preferred Stock shall be entitled to three votes for the election of such two new directors. When Bank of America has paid full dividends on the Series 5 Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     As long as the Series 5 Preferred Stock remains outstanding, the affirmative vote or consent of the holders of at least two-thirds of the shares of Series 5 Preferred Stock, outstanding at the time (voting as a class with all other series of preferred stock ranking equally with the Series 5 Preferred Stock), shall be necessary to permit, effect, or validate (i) the authorization, creation, or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to the Series 5 Preferred Stock or (ii) the amendment, alteration, or repeal, whether by merger, consolidation, or otherwise, of any of the provisions of the Certificate of Incorporation or of the resolutions set forth in a certificate of designations for the Series 5 Preferred Stock, which would adversely affect any right, preference, or privilege or voting power of the Series 5 Preferred Stock, or of the holders thereof.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series 5 Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of

Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series 5 Preferred Stock, a liquidating distribution in the amount of the liquidation preference of $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series 5 Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series 5 Preferred Stock, in whole or in part, at its option, on or after May 21, 2012, at the redemption price equal to $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends.
Series 6 Preferred Stock
     Preferential Rights. The Series 6 Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 7 Preferred Stock, and Series 8 Preferred Stock, as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series 6 Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series 6 Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series 6 Preferred Stock without the consent of the holders of the Series 6 Preferred Stock.
     Dividends. Holders of the Series 6 Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual dividend rate per share of 6.70% on the liquidation preference of $1,000 per share. Dividends on the Series 6 Preferred Stock are non-cumulative and are payable quarterly, if declared. If full dividends on the Series 6 Preferred Stock for a completed dividend period have not been declared and paid, or declared and a sum sufficient for the payment thereof has not been set apart for such payments, no dividends shall be authorized, declared or paid or set aside for payment during the next subsequent dividend period with respect to Common Stock or any other stock of Bank of America ranking junior to the Series 6 Preferred Stock or any stock ranking equally with the Series 6 Preferred Stock, until such time as dividends on all outstanding Series 6 Preferred Stock for at least four consecutive dividend periods have been paid in full. When dividends are not paid in full for any dividend period on the Series 6 Preferred Stock, all dividends declared upon shares of the Series 6 Preferred Stock and all shares of capital stock ranking equally with the Series 6 Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series 6 Preferred Stock and each other series of capital stock shall in all cases bear to each other the same ratio that full dividends, for such dividend period, per share of the Series 6 Preferred Stock and full dividends, including required or permitted accumulations, if any, on the stock of each other series of capital stock ranking equally with the Series 6 Preferred Stock bear to each other.

     Voting Rights. Holders of Series 6 Preferred Stock do not have voting rights, except as provided herein and specifically required by law. Holders of Series 6 Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Common Stock as one class, and each share of Series 6 Preferred Stock shall be entitled to five votes. On any matter in which the Series 6 Preferred Stock is entitled to vote as a separate series, each share of Series 6 Preferred Stock shall be entitled to forty votes. If any quarterly dividend payable on the Series 6 Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series 6 Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series 6 Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series 6 Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships; each share of Series 6 Preferred Stock shall be entitled to one vote for the election of such two new directors. When Bank of America has paid full dividends on the Series 6 Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     The affirmative vote or consent of the holders of at least 67% of the outstanding voting power of each series of Preferred Stock of Bank of America, including the Series 6 Preferred Stock, will be required (i) to create any class or series of stock which shall rank prior to any outstanding series of Preferred Stock of Bank of America other than a series which shall not have any right to object to such creation or (ii) alter or change the provisions of the Certificate of Incorporation (including the terms of the Series 6 Preferred Stock), including by consolidation or merger, so as to adversely affect the voting powers, preferences, or special rights of the holders of a series of Preferred Stock of the Bank of America.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series 6 Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series 6 Preferred Stock, a liquidating distribution in the amount of the liquidation preference of $1,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series 6 Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series 6 Preferred Stock, in whole or in part, at its option, on or after February 3, 2009, at the redemption price equal to $1,000 per share, plus any declared and unpaid dividends from the beginning of the dividend period in which the redemption occurs to the date of redemption.
Series 7 Preferred Stock
     Preferential Rights. The Series 7 Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M

Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, and Series 8 Preferred Stock, as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series 7 Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series 7 Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series 7 Preferred Stock without the consent of the holders of the Series 7 Preferred Stock.
     Dividends. Holders of the Series 7 Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual dividend rate per share of 6.25% on the liquidation preference of $1,000 per share. Dividends on the Series 7 Preferred Stock are non-cumulative and are payable quarterly, if declared. If full dividends on the Series 7 Preferred Stock for a completed dividend period have not been declared and paid, or declared and a sum sufficient for the payment thereof has not been set apart for such payments, no dividends shall be authorized, declared or paid or set aside for payment during the next subsequent dividend period with respect to Common Stock or any other stock of Bank of America ranking junior to the Series 7 Preferred Stock or any stock on parity with the Series 7 Preferred Stock, until such time as dividends on all outstanding Series 7 Preferred Stock for at least four consecutive dividend periods have been paid in full. When dividends are not paid in full for any dividend period on the Series 7 Preferred Stock, all dividends declared upon shares of the Series 7 Preferred Stock and all shares of capital stock ranking equally with the Series 7 Preferred Stock shall be distributed pro rata so that the amount of dividends declared per share on the Series 7 Preferred Stock and each other series of capital stock shall in all cases bear to each other the same ratio that full dividends, for such dividend period, per share of the Series 7 Preferred Stock and full dividends, including required or permitted accumulations, if any, on the stock of each other series of capital stock ranking equally with the Series 7 Preferred Stock bear to each other.
     Voting Rights. Holders of Series 7 Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. Holders of Series 7 Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Common Stock as one class, and each share of Series 7 Preferred Stock shall be entitled to five votes. On any matter in which the Series 7 Preferred Stock is entitled to vote as a separate series, each share of Series 7 Preferred Stock shall be entitled to forty votes. If any quarterly dividend payable on the Series 7 Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series 7 Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series 7 Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series 7 Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships; each share of Series 7 Preferred Stock shall be entitled to one vote for the election of such two new directors. When Bank of America has paid full dividends on the Series 7 Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.

     The affirmative vote or consent of the holders of at least 67% of the outstanding voting power of each series of Preferred Stock of Bank of America, including the Series 7 Preferred Stock, will be required (i) to create any class or series of stock which shall rank prior to any outstanding series of Preferred Stock of Bank of America other than a series which shall not have any right to object to such creation or (ii) alter or change the provisions of the Certificate of Incorporation (including the terms of the Series 7 Preferred Stock), including by consolidation or merger, so as to adversely affect the voting powers, preferences or special rights of the holders of a series of Preferred Stock of the Bank of America.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series 7 Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of our capital stock ranking junior to the Series 7 Preferred Stock, a liquidating distribution in the amount of the liquidation preference of $1,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series 7 Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series 7 Preferred Stock, in whole or in part, at its option, on or after March 18, 2010, at the redemption price equal to $1,000 per share, plus any declared and unpaid dividends from the beginning of the dividend period in which the redemption occurs to the date of redemption.
Series 8 Preferred Stock
     Preferential Rights. The Series 8 Preferred Stock ranks senior to Common Stock and equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series M Preferred Stock, Series N Preferred Stock, Series Q Preferred Stock, Series R Preferred Stock, Series 1 Preferred Stock, Series 2 Preferred Stock, Series 3 Preferred Stock, Series 4 Preferred Stock, Series 5 Preferred Stock, Series 6 Preferred Stock, and Series 7 Preferred Stock, as to dividends and distributions on Bank of America’s liquidation, dissolution, or winding up. Shares of the Series 8 Preferred Stock are not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series 8 Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences equal to the Series 8 Preferred Stock without the consent of the holders of the Series 8 Preferred Stock.
     Dividends. Holders of the Series 8 Preferred Stock are entitled to receive cash dividends, when, as, and if declared by the Bank of America board of directors or a duly authorized committee thereof, at an annual rate of 8.625% per share on the liquidation preference of $30,000 per share. Dividends on the Series 8 Preferred Stock are non-cumulative and are payable quarterly in arrears, if declared. As long as shares of Series 8 Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common

Stock or other capital stock ranking junior to the Series 8 Preferred Stock unless full dividends on all outstanding shares of Series 8 Preferred Stock have been declared, paid or set aside for payment for the immediately preceding dividend period. Bank of America cannot declare or pay cash dividends on capital stock ranking equally with the Series 8 Preferred Stock for any period unless for such dividend period full dividends on all outstanding shares of Series 8 Preferred Stock for the immediately preceding dividend period have been declared, paid or set aside for payment. When dividends are not paid in full upon the shares of the Series 8 Preferred Stock and any capital stock ranking equally with the Series 8 Preferred Stock, all dividends declared upon shares of the Series 8 Preferred Stock and all shares of capital stock ranking equally with the Series 8 Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series 8 Preferred Stock, and all such other stock of Bank of America shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series 8 Preferred Stock and all such other stock bear to each other.
     Voting Rights. Holders of Series 8 Preferred Stock do not have voting rights, except as provided herein and as specifically required by law. Holders of Series 8 Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Common Stock as one class, and each share shall be entitled to 150 votes. If any quarterly dividend payable on the Series 8 Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series 8 Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series 8 Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series 8 Preferred Stock have been conferred and are exercisable, for the election of two directors to fill newly created directorships; each share of Series 8 Preferred Stock shall be entitled to three votes for the election of such two new directors. When Bank of America has paid full dividends on the Series 8 Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.
     As long as the Series 8 Preferred Stock remains outstanding, the affirmative vote or consent of the holders of at least two-thirds of the shares of Series 8 Preferred Stock, outstanding at the time (voting as a class with all other series of preferred stock ranking equally with the Series 8 Preferred Stock), shall be necessary to permit, effect or validate (i) the authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to the Series 8 Preferred Stock or (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation or of the resolutions set forth in a certificate of designations for the Series 8 Preferred Stock, which would adversely affect any right, preference or privilege or voting power of the Series 8 Preferred Stock, or of the holders thereof.
     Distributions. In the event of Bank of America’s voluntary or involuntary liquidation, dissolution, or winding up, holders of Series 8 Preferred Stock will be entitled to receive out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America’s assets may be made to or set aside for the holders of Bank of America capital stock ranking junior to the Series 8 Preferred Stock, a liquidating distribution in the amount of the liquidation preference of $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series 8 Preferred Stock will not be subject to a sinking fund.
     Redemption. Bank of America may redeem the Series 8 Preferred Stock, in whole or in part, at its option, on or after May 28, 2013, at the redemption price equal to $30,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/S/ TERESA M. BRENNER
Teresa M. Brenner
Associate General Counsel

Dated: April 20, 2009

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